Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events
18.	Subsequent Events
In July 2020 the Company contributed an additional $7.5 million to the Export Terminal Joint Venture by drawing down on the Terminal Facility. This is in addition to the $133.0 million contributed as of June 30, 2020 of our expected share of the approximate $147.2 million capital cost of the Marine Export Terminal.
On August 4, 2020, the Terminal Facility was amended to allow the Company an early true-up
of $34.0 million, enabling those funds to be immediately drawn for general corporate purposes due to previous capital contributions for the Marine Export Terminal being paid from the Company’s own resources.
On September 17, 2020, the Company entered into a new $210 million revolving credit facility to refinance one of its secured credit facilities which enables the Company to borrow approximately an additional $30 million for general corporate purposes.
We provide cash collateral as security against unrealized losses on our cross-currency interest rate swap and in the event the Norwegian Kroner weakens against the U.S. dollar, additional cash security is placed into a collateral account. Since June 30, 2020, when there was $8.2 million in the collateral account, favourable movements in the exchange rate have resulted in a reduction of $2.6 million in the required funds to be placed into the collateral account, resulting in a balance of $5.6 million in the account on October
15
,
2020.
On September 10, 2020, the Company issued new senior unsecured $100 million 2020 Bonds for the purpose of refinancing its 2017 Bonds, which were scheduled to mature in February 2021. The 2020 Bonds will mature in September 2025 and have a fixed coupon of 8.00% per annum. The 2017 Bonds were redeemed in full in September 2020.